Prudential Investment Portfolios, Inc. 15

PGIM High Yield Fund

PGIM Short Duration High Yield Income Fund

(collectively referred to as the "Funds")

Supplement dated September 14, 2021 to each Fund's Currently Effective Summary Prospectus,

Prospectus and Statement of Additional Information (SAI)

You should read this Supplement in conjunction with each Fund's Summary Prospectus, Prospectus and SAI, as applicable, and retain it for future reference.

Effective September 30, 2021, Brian Barnhurst, CFA is added a portfolio manager to each Fund.

Effective September 30, 2021, each Fund's Summary Prospectus and Prospectus is revised as follows:

1. The table in the section of each Summary Prospectus and Prospectus entitled "Management of the Fund" is hereby revised by adding the following:

Investment	Subadviser	Portfolio	Title	Service Date
Manager		Managers
PGIM Investments	PGIM Fixed	Brian Barnhurst,	Principal	September
LLC	Income	CFA		2021

2. The section of each Prospectus entitled "How the Funds are Managed – Portfolio Managers" is revised by adding the following:

Brian Barnhurst, CFA, is a Principal and high yield portfolio manager for PGIM Fixed Income's U.S. High Yield Bond Team, having previously been a Portfolio Manager on the European Leveraged Finance Team based in London. Prior to joining the Leveraged Finance Portfolio Management team in 2017, he was a high-yield credit analyst covering the energy and automotive sectors. Previously, he covered the food & beverage, food retail, and consumer sectors. Mr. Barnhurst began his career as an analyst in the Leveraged Bank Loan Group of the Firm in 2005. He received a BS in Business Administration from Villanova University, with a concentration in Finance. He holds the Chartered Financial Analyst (CFA) designation.

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